Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  Toronto Dominion Bank (CUSIP 891145LV4)
2. Date of Purchase: 7/22/2010	3.  Date offering commenced: 7/22/2010
4. Underwriters from whom purchased:  RBS Securities Inc.
5. Affiliated Underwriter managing or participating in syndicate: UBS Securities LLC
6. Aggregate principal amount or number of shares purchased: $2,000,000
7. Aggregate principal amount or total number of shares of offering:
$2,000,000,000
8. Purchase price (net of fees and expenses):  99.859%
9. Initial public offering price:  99.859%
10. Commission, spread or profit:  0.350%
11. Have the following conditions been satisfied? 	YES	NO
a. The securities are part of an issue registered
under the Securities Act of 1933 that is being
offered to the public.	                                 X
b. The securities were purchased prior to the end
of the first day on which any sales are made
(or, if a rights offering, the securities were
purchased on or before the fourth day preceding
the day on which the offering terminated).	         X
c. The securities were purchased at a price not
more than the price paid by each other purchaser
in the offering.	                                 X
d.   The underwriting was a firm commitment
underwriting.	                                         X
e. The commission, spread or profit was reasonable
and fair in relation to that being received by
others for underwriting similar securities during
the same period.	                                 X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.                                             X
g. The amount of such securities purchased by the
Fund and all investment companies advised by UBS
Global AM or the Funds Sub-Adviser, if applicable,
did not exceed 25% of the principal amount of the
offering sold. 	                                         X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.	         X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	8/10/2010
Print Name: Artemis Brannigan, Portfolio Compliance

Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  DIRECTV Holdings LLC (CUSIP 25459HAV7)
2. Date of Purchase: 8/10/2010	3.  Date offering commenced: 8/10/2010
4. Underwriters from whom purchased:  JP Morgan Securities LLC
5. Affiliated Underwriter managing or participating in syndicate:
UBS Securities LLC
6. Aggregate principal amount or number of shares purchased: $580,000
7. Aggregate principal amount or total number of shares of offering:
$750,000,000
8. Purchase price (net of fees and expenses):  99.935%
9. Initial public offering price:  99.935%
10. Commission, spread or profit:  0.350%
11. Have the following conditions been satisfied? 	YES	NO
a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.	                                         X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).	                                 X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.	                                         X
d. The underwriting was a firm commitment
underwriting.                                            X
e. The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.                                                  X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.                                             X
g. The amount of such securities purchased by the
Fund and all investment companies advised by UBS
Global AM or the Funds Sub-Adviser, if applicable,
did not exceed 25% of the principal amount of the
offering sold.                                           X
h. No Affiliated Underwriter was a direct or
indirect participant in or beneficiary of the sales.	 X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	9/8/2010
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  DIRECTV Holdings LLC (CUSIP 25459HAX3)
2. Date of Purchase: 8/10/2010	3.  Date offering commenced: 8/10/2010
4. Underwriters from whom purchased:  Citigroup Global Markets Inc.
5. Affiliated Underwriter managing or participating in syndicate: UBS Securities LLC
6. Aggregate principal amount or number of shares purchased: $300,000
7. Aggregate principal amount or total number of shares of offering:
$1,250,000,000
8. Purchase price (net of fees and expenses):  98.659%
9. Initial public offering price:  98.659%
10. Commission, spread or profit:  0.875%
11.Have the following conditions been satisfied? 	YES	NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.                                           X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).                                    X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.	                                         X
d. The underwriting was a firm commitment underwriting.	 X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.  X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.                                             X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold.        X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.              X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	9/8/2010
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  Kreditanstalt fuer Wiederaufbau (CUSIP 500769DZ4)
2. Date of Purchase: 8/31/2010	3.  Date offering commenced: 8/31/2010
4. Underwriters from whom purchased:  Deutsche Bank Securities Inc.
5. Affiliated Underwriter managing or participating in syndicate: UBS Securities LLC
6. Aggregate principal amount or number of shares purchased: $375,000
7. Aggregate principal amount or total number of shares of offering:
$4,000,000,000
8. Purchase price (net of fees and expenses):  99.29%
9. Initial public offering price:  99.29%
10. Commission, spread or profit:  0.175%
11. Have the following conditions been satisfied?	YES	NO

a. The securities are part of an issue registered
under the Securities Act of 1933 that is being
offered to the public.                                   X
b. The securities were purchased prior to the end
of the first day on which any sales are made
(or, if a rights offering, the securities were
purchased on or before the fourth day preceding
the day on which the offering terminated).               X
c. The securities were purchased at a price not
more than the price paid by each other purchaser
in the offering.                                         X
d. The underwriting was a firm commitment
underwriting.                                            X
e. The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.	                                                 X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.                                              X
g. The amount of such securities purchased by the
Fund and all investment companies advised by UBS
Global AM or the Funds Sub-Adviser, if applicable,
did not exceed 25% of the principal amount of the
offering sold.                                           X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.              X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	9/8/2010
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  EKSPORTFINANS ASA (CUSIP 28264QT53)
2. Date of Purchase: 9/8/2010 3.  Date offering commenced: 9/8/2010
4. Underwriters from whom purchased:  Morgan Stanley & Co. Inc.
5. Affiliated Underwriter managing or participating in syndicate:
UBS Limited
6. Aggregate principal amount or number of shares purchased: $3,090,000
7. Aggregate principal amount or total number of shares of offering:
$1,250,000,000
8.	Purchase price (net of fees and expenses):  99.745%
9.	Initial public offering price:  99.745%
10.	Commission, spread or profit:  0.125%
11.  Have the following conditions been satisfied? 	YES	NO
a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.	 					X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.						X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold. 	X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	10/8/2010
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  Federal National Mortgage Association (CUSIP 31398A4M1)
2. Date of Purchase: 9/24/2010	3. Date offering commenced: 9/24/2010
4. Underwriters from whom purchased:  Citigroup Global Market Inc.
5. Affiliated Underwriter managing or participating in syndicate:
UBS Securities LLC
6. Aggregate principal amount or number of shares purchased: $4,765,000
7. Aggregate principal amount or total number of shares of offering:
$5,500,000,000
8. Purchase price (net of fees and expenses):  99.555%
9. Initial public offering price:  99.555%
10. Commission, spread or profit:  0.100%
11.  Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public.							X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.						X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not
exceed 25% of the principal amount of the offering
sold. 							X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	10/8/2010
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  NBC Universal, Inc. (CUSIP 62875UAH8)
2. Date of Purchase: 9/27/2010	3. Date offering commenced: 9/27/2010
4. Underwriters from whom purchased:  Deutsche Bank Securities Inc.
5. Affiliated Underwriter managing or participating in syndicate:
UBS Securities LLC, PNC Capital Markets LLC
6. Aggregate principal amount or number of shares purchased: $1,900,000
7. Aggregate principal amount or total number of shares of offering:
$2,000,000,000
8. Purchase price (net of fees and expenses):  99.98%
9. Initial public offering price:  99.98%
10. Commission, spread or profit:  0.45%
11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public.						X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering. 						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.						X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold. 	X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	10/18/2010
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Advisor or Sub-Advisor: Goldman Sachs Asset Management, L.P.
1. Issuer: Pride International Inc. (CUSIP 74153QAH5)
2. Date of Purchase: 8/3/2010	3. Date offering commenced: 8/3/2010
4. Underwriters from whom purchased:  Wells Fargo & Co.
5. Affiliated Underwriter managing or participating in syndicate:
Goldman Sachs & Co. and UBS Securities LLC
6. Aggregate principal amount or number of shares purchased: $175,000 by the Fund
7. Aggregate principal amount or total number of shares of offering:
$900,000,000
8. Purchase price (net of fees and expenses):  100.00
9. Initial public offering price: 100.00
10. Commission, spread or profit:  0.735%
11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act.)	X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor has
been in continuous operations for not less than three
years.							X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold. 	X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Michael Goosay		Date:  	10/6/2010
Print Name: Michael Goosay


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Advisor or Sub-Advisor: Goldman Sachs Asset Management, L.P.
1. Issuer:  Anandarko Petroleum Corp. (CUSIP 032511BH9)
2. Date of Purchase: 8/9/2010	3. Date offering commenced: 8/9/2010
4. Underwriters from whom purchased:  JPMorgan Securities
5. Affiliated Underwriter managing or participating in syndicate:
Goldman Sachs & Co. and UBS Securities LLC
6. Aggregate principal amount or number of shares purchased:
$50,000 by the Fund
7. Aggregate principal amount or total number of shares of offering:
$2,000,000,000
8. Purchase price (net of fees and expenses):  100.00
9. Initial public offering price: 100.00
10. Commission, spread or profit:  1.75%
11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act.)	X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor has
been in continuous operations for not less than three
years.							X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold. 	X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Michael Goosay		Date:  	10/6/2010
Print Name: Michael Goosay


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  Citigroup Inc.
2. Date of Purchase: 12/1/2010	3. Date offering commenced: 12/1/2010
4. Underwriters from whom purchased:  Citigroup Global Markets Inc.
5. Affiliated Underwriter managing or participating in syndicate:
UBS Securities LLC
6. Aggregate principal amount or number of shares purchased:
$5,251,846.40*
*This number represents the principal amount of $5,150,000 times the offering price of $101.9776
7. Aggregate principal amount or total number of shares of offering:
$1,912,080,000**
**This number represents the principal amount of $1,875,000,000 times the offering price of $101.9776
8. Purchase price (net of fees and expenses):  $101.9776
9. Initial public offering price: $101.9776
10. Commission, spread or profit:  0.325%
11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, or is part of an issue of government
securities (as defined in section 2(a)(16) of the 1940
Act.)							X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor has
been in continuous operations for not less than three
years.							X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold. 	X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	1/25/2011
Print Name: Artemis Brannigan, Portfolio Compliance


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
Advisor or Sub-Advisor: BlackRock Financial Management Inc.
1. Issuer:  Bank of Nova Scotia (Cusip 06145AAA1)
2. Date of Purchase: 10/29/2010	3.  Date offering commenced: 10/21/2010
4. Underwriters from whom purchased: Morgan Stanley & Co Inc.
5. Affiliated Underwriter managing or participating in syndicate:
UBS Securities LLC
6. Aggregate principal amount or number of shares purchased:
$3,798,455.40*
*This number represents the principal amount of $3,805,000 times the offering price of $98.828
7. Aggregate principal amount or total number of shares of offering:
$14,974,200,00**
**This number represents the principal amount of $15,000,000,000 times the offering price of $98.828
8. Purchase price (net of fees and expenses):  $98.828
9. Initial public offering price: $98.828
10. Commission, spread or profit:  0.350%
11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act.)	X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d.   The underwriting was a firm commitment
underwriting.						X
e. The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.							X
f. The issuer of the securities and any predecessor
has been in continuous operations for not less than
three years.						X
g. The amount of such securities purchased by the Fund
and all investment companies advised by UBS Global AM
or the Funds Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold. 	X
h. No Affiliated Underwriter was a direct or indirect
participant in or beneficiary of the sales.		X
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS
AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  	1/25/2011
Print Name: Artemis Brannigan, Portfolio Compliance

Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: UBS PACE International Equity Investments
Advisor or Sub-Advisor: J.P. Morgan Investment Management Inc.
1. Issuer:  AIA Group
2. Date of Purchase: 10/22/2010	3. Date offering commenced: 10/22/2010
4. Underwriters from whom purchased: Morgan Stanley, Goldman Sachs,
Deutsche Bank
5. Affiliated Underwriter managing or participating in syndicate: UBS AG
6. Aggregate principal amount or number of shares purchased: 64,800
7.	Aggregate principal amount or total number of shares of offering:
7,028,896,000
8. Purchase price (net of fees and expenses):  2.53 (USD)/19.68(HKD)
9. Initial public offering price: 2.53(USD)/19.68(HKD)
10. Commission, spread or profit:  1.75 plus 25%
11. Have the following conditions been satisfied?	YES	NO
a. The offering is subject to regulation by a foreign
financial regulatory authority				X
b. The securities are offered at a fixed price to all
purchasers in the offering (except for any rights that
are required by law to be granted to existing security
holders).						X
c. Financial statements of the issuer, prepared and
audited in accordance with the standards of the
appropriate foreign financial regulatory authority,
for the two years prior to the offering, are made
available to the prospective purchasers.		X
d. The issuer is a foreign government, a foreign
national or an entity organized under the laws of
a foreign country.					X
e. If the answer to (d) is no, the issuer is a
reporting company in the U.S. and has made all
required filings during the past 12 months.		X
f. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
g.  The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering (except for any
rights to purchase required by law to be granted to
existing security holders).				X
h. The underwriting was a firm commitment underwriting.	X
i. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
j. The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.							X
k. The amount of such securities purchased by the Fund
and all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal amount
of the offering.					X
l. No Affiliated Underwriter benefited directly or
indirectly from the purchase.				X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Donna Nascimento	Date: January 24, 2011
Print Name: Donna Nascimento


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: PACE Large Co Growth Investments
Advisor or Sub-Advisor: Marsico Capital Management, LLC
1. Issuer:  Citigroup, Inc.
2. Date of Purchase: 12/06/2010	3. Date offering commenced: 12/06/2010
4. Underwriters from whom purchased: Cabrera Capital Markets, Great Pacific Securities, Guzman and Company, Kaufman Bros. LP, Loop Capital Markets, M R Beal & Co, M Ramsey King
5. Affiliated Underwriter managing or participating in syndicate: UBS Securities, LLC
6. Aggregate principal amount or number of shares purchased: 1,575,846 sh
7. Aggregate principal amount or total number of shares of offering:
2,417,407,607 sh
8. Purchase price (net of fees and expenses):  $4.35/sh
9. Initial public offering price: $4.35/sh
10. Commission, spread or profit:  0.4%		$0.0175
11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public.							X
b. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
c. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
d. The underwriting was a firm commitment underwriting.	X
e. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
f. The issuer of the securities and any predecessor
has been in continuous operation for not less than
three years.						X
*g.  The amount of such securities purchased by the
Fund and all investment companies advised by UBS
Global AM or the Funds Sub-Adviser, if applicable,
did not exceed 25% of the principal amount of the
offering.						X
h. No Affiliated Underwriter benefited directly
or indirectly from the purchase.			X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser

Approved: /s/Erin Blaylock  Date: January 7, 2011
Print Name: Erin Blaylock

*To the best of our knowledge. We do not have information about other purchases of this secondary by other UBS investment companies.


Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: PACE Strategic Fixed Income Investments
Advisor or Sub-Advisor: Pacific Investment Management Company LLC
1. Issuer:  Sinochem Corp. (CUSIP 82937AAB9)
2. Date of Purchase: 11/04/2010	3.  Date offering commenced: 11/04/2010
4. Underwriters from whom purchased:  Citibank NA
5. Affiliated Underwriter managing or participating in syndicate: UBS AG
6. Aggregate principal amount or number of shares purchased: $29,855,700 ($1,990,380 in account)
7. Aggregate principal amount or total number of shares of offering:
$497,595,000
8. Purchase price (net of fees and expenses):  99.519
9. Initial public offering price: 99.519
10. Commission, spread or profit:  228.00 vs. T 4 3/8 05/40%
$0.0175
11.  Have the following conditions been satisfied?	YES	NO
a. The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.			X
b. The securities are sold to persons reasonably
believed to be qualified institutional buyers (QIBs).	X
c. The securities are reasonably believed to be
eligible for resale to other QIBs.			X
d. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
e. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
f. The underwriting was a firm commitment underwriting.	X
g. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
h. The issuer of the securities and any predecessor
has been in continuous operation for not less than
three years.						X
i. The amount of securities purchased by the Fund and
all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercised investment
discretion did not exceed 25% of the principal amount
of the offering.					X
j. No Affiliated Underwriter benefited directly or
indirectly from the purchase.				X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above.
In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Brian Janot   Date: December 21, 2010
Print Name: Brian Janot

Exhibit 77(o)
For period ending January 31, 2011
File number 811-8764

FORM 10f-3FUND: PACE Strategic Fixed Income Investments
Advisor or Sub-Advisor: Pacific Investment Management Company LLC
1. Issuer:  Sinochem Corp. (CUSIP 82937AAA1)
2. Date of Purchase: 11/04/2010	3.  Date offering commenced: 11/04/2010
4. Underwriters from whom purchased:  Citigroup Global Markets, Inc.
5. Affiliated Underwriter managing or participating in syndicate: UBS AG
6. Aggregate principal amount or number of shares purchased: $97,477,660 ($1,889,873 in account)
7. Aggregate principal amount or total number of shares of offering:
$1,492,005,000
8. Purchase price (net of fees and expenses):  99.467
9. Initial public offering price: 99.467
10. Commission, spread or profit:  208.00 vs. T 2 5/8 08/20%
11.  Have the following conditions been satisfied?	YES	NO
a. The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.			X
b. The securities are sold to persons reasonably
believed to be qualified institutional buyers (QIBs).	X
c. The securities are reasonably believed to be
eligible for resale to other QIBs.			X
d. The securities were purchased prior to the end of
the first day on which any sales are made (or, if a
rights offering, the securities were purchased on or
before the fourth day preceding the day on which the
offering terminated).					X
e. The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering.						X
f. The underwriting was a firm commitment underwriting.	X
g. The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.	X
h. The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.	X
i. The amount of securities purchased by the Fund and
all other accounts over which the Adviser (or
Sub-Adviser, if applicable) exercised investment
discretion did not exceed 25% of the principal amount
of the offering.					X
j. No Affiliated Underwriter benefited directly or
indirectly from the purchase.				X
Note: Refer to Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/Brian Janot	Date: December 21, 2010
Print Name: Brian Janot